Rule 497(e)

File No. 333-146827

Innovator ETFs® Trust

(the “Trust”)

Innovator Equity Defined Protection ETF® – 2 Yr to April 2026

(the “Fund”)

Supplement To The Fund’s Prospectus and Statement of Additional Information
Dated February 27, 2026

March 24, 2026

As described in detail in the Fund’s prospectus, an investment in shares of the Fund is subject to an upside return cap (the “Cap”) that represents the maximum percentage return an investor can achieve from an investment in the Fund for the Outcome Period of approximately two years. The current Outcome Period will end on March 31, 2026, and the Fund will commence a new Outcome Period that will begin on April 1, 2026 and end on March 31, 2028. The Fund’s Cap will not be determined until the start of the new Outcome Period on April 1, 2026. At the commencement of the new Outcome Period, the Fund will file a supplement to its prospectus that will include the actual Cap for the new Outcome Period, which may be higher or lower than the estimated Cap ranges set forth below. Additionally, as previously announced, effective at the beginning of the new Outcome Period, the Fund’s name will change from “Innovator Equity Defined Protection ETF® – 2 Yr to April 2026” to “Innovator Equity Defined Protection ETF® – 2 Yr to April 2028”. The Fund’s ticker will not change.

As of March 24, 2026, the expected range of the Fund’s Cap is set forth below.

Fund Name	Ticker	Estimated Cap Range
Innovator Equity Defined Protection ETF® – 2 Yr to April 2026	AAPR	14.96% – 15.96% (13.38% – 14.38% after taking into account the Fund’s unitary management fee for the Outcome Period)

Please Keep This Supplement With Your Prospectus and Statement of Additional

Information For Future Reference